                                                                    EXHIBIT 1(j)


                       FIRST AMENDMENT DATED JUNE 2, 2003

                             TO JANUS ADVISER SERIES
           AMENDED AND RESTATED TRUST INSTRUMENT DATED MARCH 18, 2003

         Pursuant to authority granted by the Trustees, Schedule A of the Trust Instrument is amended as follows to reflect the redesignation of Janus Adviser Aggressive Growth Fund as "Janus Adviser Mid Cap Growth Fund" and Janus Adviser International Fund as "Janus Adviser International Growth Fund," and to reflect the deletion of Janus Adviser Strategic Value Fund and Janus Adviser High-Yield Fund.


                                   SCHEDULE A

Series of the Trust                                                    Available Classes
-------------------                                                    -----------------

Janus Adviser Balanced Fund                                            Class I Shares
                                                                       Class C Shares

Janus Adviser Capital Appreciation Fund                                Class I Shares
                                                                       Class C Shares

Janus Adviser Core Equity Fund                                         Class I Shares
                                                                       Class C Shares

Janus Adviser Flexible Income Fund                                     Class I Shares
                                                                       Class C Shares

Janus Adviser Growth Fund                                              Class I Shares
                                                                       Class C Shares

Janus Adviser Growth and Income Fund                                   Class I Shares
                                                                       Class C Shares

Janus Adviser International Growth Fund                                Class I Shares
                                                                       Class C Shares

Janus Adviser International Value Fund                                 Class I Shares
                                                                       Class C Shares

Janus Adviser Mid Cap Growth Fund                                      Class I Shares
                                                                       Class C Shares

Janus Adviser Mid Cap Value Fund                                       Class I Shares
                                                                       Class C Shares

Janus Adviser Money Market Fund                                        Class I Shares
                                                                       Class C Shares

Janus Adviser Risk-Managed Large                                       Class I Shares
  Cap Core Fund                                                        Class C Shares

Janus Adviser Risk-Managed Large                                       Class I Shares
  Cap Growth Fund                                                      Class C Shares

Janus Adviser Small Cap Value Fund                                     Class I Shares
                                                                       Class C Shares

Janus Adviser Worldwide Fund                                           Class I Shares
                                                                       Class C Shares



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